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                                                                   EXHIBIT 10.14

                         ENDEAVOR PHARMACEUTICALS, INC.

                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN

1.       PURPOSE

         The purpose of the Endeavor Pharmaceuticals, Inc. Amended and Restated 1999 Stock Option Plan (the "Plan") is to promote the growth and profitability of Endeavor Pharmaceuticals, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers, key employees, key consultants, and directors in the financial performance of the Company and by providing such officers, key employees, key consultants, and directors with an opportunity to acquire shares of the Company's common stock, $.01 par value ("Common Stock"). This purpose will be achieved through the grant of stock options ("Option" or "Options"), restricted shares ("Restricted Share" or "Restricted Shares"), and deferred shares ("Deferred Share" or "Deferred Shares") (with Options, Restricted Shares and Deferred Shares collectively referred to as "Awards"), subject to such terms and conditions as the administrators of the Plan may determine.

2.       ADMINISTRATION

         The Plan may be administered by one or more committees (each a "Committee") of the Company's Board of Directors (the "Board"). Each Committee shall consist of two or more members of the Board who have been appointed by the Board; provided, however, that to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be composed of members of the Board who are "non- employee directors" (as such term defined in Rule 16b-3(b)(3) promulgated under the Exchange Act, or any applicable successor rule or regulation) and, to the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such members shall also be "outside directors" (as that term is defined in the regulations under Section 162(m) of the Code). Each Committee shall have such authority and be responsible for such functions as the Board has assigned to it. If no Committee has been appointed, the entire Board shall administer the Plan.

         Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations, and other actions of the Board shall be final and binding.

         The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan and any Awards consistent with law; (ii) select from the group of officers, key employees, key consultants and directors eligible to participate in the Plan the officers, key employees, key consultants and directors to whom Awards shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to and the exercise price (the "Exercise Price"), if any, of each Award; (iv) prescribe the form of instrument(s) evidencing Awards granted under the Plan (each an "Award Agreement"); (v) determine the time or times at which Awards shall be granted to officers, key employees, key consultants or directors; (vi) provide, if appropriate, for the exercisability of Options in installments or subject to specified conditions; (vii) determine the method of exercise of Options; (viii) adopt, amend and rescind


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general and special rules and regulations for the Plan's administration; and
(ix) make all other determinations necessary or advisable for the administration of the Plan.

         The Board or the Committee's determinations under this Plan need not be uniform and may be made by them selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board or the Committee shall be entitled, among other things, to make nonuniform and selective determinations which may, inter alia, reflect the specific terms of individual employment agreements, and to enter into nonuniform and selective Award Agreements, as to the persons to receive Awards and the terms and conditions of Awards.

         Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

         The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Award Agreements, on behalf of the Board or the Committee. The Board may from time to time authorize one or more officers of the Company (each such officer, a "Delegated Officer") to do one or both of the following: (i) designate officers and employees of the Company or any Subsidiary to be granted Options; and (ii) determine the number of Options to be granted to such officers and employees; provided, however, that the Board may not authorize any Delegated Officer to grant an Option to (i) himself or herself, (ii) any officer or employee the compensation of which subject to the deduction limitations of Code Section 162(m), or (iii) any officer or employee who is a reporting person for purposes of Rule 16 of the Exchange Act. The Board resolution providing such authorization shall specify both the total number of Options that such Delegated Officer or Officers may grant and the formula for determining the Exercise Price for each Option granted hereunder, provided that the authorized Exercise Price shall be deemed to be the fair market value (the "Fair Market Value") (as determined in SECTION 6(B)) of the underlying Shares if the Board does not specify a different formula for determining the exercise price for particular grants. Except as expressly provided herein, nothing in this paragraph shall be construed as creating any limitations on the power or authority of the Board and the Committee to administer and operate the Plan.

         No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

3.       STOCK SUBJECT TO PLAN

         The stock to be offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. An aggregate of 605,000 shares of Common Stock is reserved for issuance pursuant to Awards. Any or all of the Options granted under SECTION 4 hereof may be, at the Board's or the Committee's discretion, intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Code. The number of shares reserved under the Plan may be adjusted to reflect any change in the capitalization of the Company as


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contemplated by SECTION 12 hereof and occurring after the adoption of the Plan.
The Board or the Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under the Plan.

4.       ELIGIBILITY

         The grant of Awards under this PLAN shall be limited to those officers, key employees, key consultants, and directors of the Company or any of its Subsidiaries (collectively "Qualified Participants") who have the greatest contribution to the Company's long-term performance and are selected by the Board, the Committee, or a Delegated Officer. In making any determination as to the Qualified Participants to whom Options shall be granted under this PLAN and as to the number of shares to be subject thereto, the Board, the Committee, or Designated Officer shall take into account, in each case, the level and responsibility of the person' s position, the level of the person' s performance, the person' s level of compensation, the assessed potential of the person and such additional factors as the Board, Committee, or Designated Officer shall deem relevant to the accomplishment of the purposes of the Plan.

5.       ALLOTMENT OF SHARES

         The Board or the Committee, in its sole discretion and subject to the provisions of the Plan, may grant Awards to Qualified Participants eligible under this SECTION 4, on or after the date of adoption of the Plan (hereinafter "Participant"). Awards may be, at the discretion of the Board or the Committee:
(i) Options that are intended to qualify as Incentive Stock Options; or (ii) Options that are not intended to be Incentive Stock Options; (iii) Restricted Shares, (iv) Deferred Shares, or (v) any combination of the foregoing. Each Option granted under the Plan must be clearly identified as to its status as an Incentive Stock Option or not.

         Awards granted under this PLAN may be allotted to Qualified Participants in such amounts, subject to the limitations specified in the Plan, as the Board or the Committee, in its sole discretion, may from time to time determine, provided that, except as otherwise determined by the Board or the Committee, no Qualified Participant may be granted Awards with respect to more than 200,000 shares of Common Stock. The limitations established by the preceding sentence shall be subject to adjustment as provided in SECTION 12 hereof.

6.       TERMS AND CONDITIONS OF OPTIONS

         Each Option granted pursuant to the PLAN shall be evidenced by an Award Agreement in such forms as the Board or Committee may from time to time approve. Options shall comply with and be subject to the following terms and conditions.

         (a)      Time of Granting Options

         The date of grant of an Option under this SECTION 6 shall be, for all purposes, the date on which the Board or the Committee makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each Qualified Participant to whom an Option is so granted under this SECTION 6 within a reasonable time after the Grant Date.


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         (b)      Exercise Price for Options

         The Exercise Price at which each Option granted under this SECTION 6 may be exercised shall be such price per share as shall be determined by the Board or the Committee at the time of grant based on such criteria as may be adopted by the Board or the Committee at the time of grant in good faith, taking into account, in each case, the Fair Market Value of the Common Stock, the level and responsibility of the person's position, the level of the person's performance, the person' s level of compensation, the assessed potential of the person, and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the Exercise Price of an Option be less than 100% of the Fair Market Value of the Company's shares of Common Stock on the Grant Date for such Option. In the case of an Option intended to qualify as an Incentive Stock Option, the Exercise Price shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the Fair Market Value of the Common Stock on the Grant Date for such Option. Fair Market Value shall mean the average of the high and low sales prices per share as reported by the exchange on which the Common Stock is trading, including without limitation the NASDAQ National Market, on any Grant Date, or if the Company is not so reported by an exchange, then the Board or the Committee shall make a reasonable determination of Fair Market Value.

         (c)      Annual Limitation for Incentive Stock Options

         In the case of Options intended to be Incentive Stock Options, the aggregate fair market value (determined at the time of such Incentive Stock Options' respective grants) of the shares with respect to which Incentive Stock Options are exercisable for the first time by an Participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options designated as Incentive Stock Options that exceed this limitation shall be treated as Options that are not intended to qualify as Incentive Stock Options.

         (d)      Term of Options

         The term of each Option granted under this SECTION 6 shall be established by the Board or the Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the Grant Date for such Option.

         (e)      Cancellation and Replacement of Options

         The Board or the Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this SECTION 6 where such surrender is conditioned upon the granting under this
SECTION 6 to such holder of new Option(s) for such number of shares as the Board or the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this SECTION 6 of new Option(s) to such holder.


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         The Board or the Committee shall determine the terms and conditions of any such new Option(s), including their Exercise Price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Option(s) surrendered. Any such new Option(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Option so surrendered or terminated shall no longer be charged against the limitation or limitations provided in SECTION 3 of the Plan and may thereafter become the subject of new Option grants under the Plan.

         The granting of new Option(s) in connection with the surrender of outstanding Option(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.

         (f)      Vesting

         Except as otherwise determined by the Board or the Committee, Options shall vest as follows:

                                                                             Aggregate Percentage of Shares under
Date                                                                              Options Vested on Such Date
----                                                                         ------------------------------------
Twelve months after Grant Date                                                               33%

Twenty-four months after Grant Date                                                          66%

Thirty-six months after Grant Date                                                           100%

         Notwithstanding the foregoing, unless otherwise provided in an Award Agreement, employment agreement or consulting agreement, an Award granted pursuant to this Plan shall be deemed fully vested immediately prior to an Accelerating Event (as defined below).

         Following an Accelerating Event (other than an event described in SECTION 6(F)(III) below), the Committee shall promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Awards, and to the amount and kind of shares or other securities or property receivable upon exercise or vesting of any outstanding Awards after the effective date of such transaction, and the price thereof (if applicable).

         For the purposes of the Plan, an "Accelerating Event" shall mean and include the following:

                  i. The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 30% or more of the combined voting powers of the Company's then outstanding voting securities by a person or group of persons as such term is defined in Sections 13(d) and 14(d) of the Exchange Act;

                  ii. The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within


                                  Page 5 of 13
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                           the meaning of the Exchange Act) and as a result of
                           such merger or consolidation less than 51% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company;

                  iii. Individuals who constituted the Board on the effective date of the Plan (as defined below in Section 18) or their approved replacements (as defined below) cease for any reason to constitute a majority of the Board;

                  iv. The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company; or

                  v. the Company's shareholders approve a plan or proposal for liquidation or dissolution of the Company.

         For purposes of (iii) above, a new member of the Board shall be considered an "approved replacement" if his or her election (or nomination for election) was approved by a vote of at least two-thirds of the members of the Board then still in office who were either Board members on the effective date this Plan or were themselves approved as replacement Board members.

7.       EXERCISABILITY OF OPTIONS

         Subject to the provisions of the Plan, Options granted under SECTION 6 hereof shall be exercisable at such time or times after the Grant Date to the extent such Options are vested.

         Except as otherwise determined by the Board or the Committee and as set forth in a Award Agreement or an employment agreement, any Option shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date thirty (30) days after the date the Participant ceases to be an officer, director, employee, consultant or director of the Company or a Company Subsidiary, unless (i) the Participant shall (a) die while an Participant, in which case the Participant's legatee(s) under his or her last will or the Participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the Participant's death to the extent the Participant could have exercised the Option immediately prior to his or her death, (b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision), as determined in the Committee's sole discretion, while an Participant, in which case the Participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the termination of his or her directorship, employment or status as a consultant to the extent the Participant could have exercised the Option immediately prior to such termination, or (c) resign or retire after age 62 with the consent of the Company, in which case the Participant may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the Participant's resignation or retirement to the extent the Participant could have exercised the Option immediately prior to such resignation or retirement, or (ii) the Board or the Committee shall determine otherwise.


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         In no event may an Option be exercised after the expiration of its fixed term.

8.       METHOD OF EXERCISE

         Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash, and (c) shall comply with such other reasonable requirements as the Board or the Committee may establish; provided that to enable a holder (including but not limited to officers) to exercise options granted under the Plan, the Board or the Committee may determine, in the exercise of its discretion, to permit such holder to pay the exercise price in one or more of the following methods:

                  (i) the delivery of shares of Common Stock having a Fair Market Value in the aggregate equal to such Exercise Price, provided that any shares of Common Stock used to pay the Exercise Price must have been held by the Participant for no less than six (6) months;

                  (ii) by cancellation of indebtedness of the Company to the Participant;

                  (iii) by waiver of compensation due or accrued to Participant for services rendered;

                  (iv) provide that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security foe a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (v) such other form of payment as the Committee may, in its discretion, approve.

         The exercise of any Option granted under the Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a Fair Market Value equal but not in excess of the required withholding amount. With respect to the foregoing sentences, the value of the shares of Common Stock shall be the Fair Market Value determined in accordance with SECTION 6(B) of the Plan as of the day of such payment or withholding.


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         No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for such shares has been issued by the Company.

         An Option granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining shares subject to the Option.

9.       TERMINATION OF OPTIONS

         An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Option, it can no longer be exercised for any shares originally subject to the Option.

10.      RESTRICTED SHARE AWARDS

         (b) GRANTS. The Committee shall have the discretion to grant Restricted Share Awards to Qualified Participants. As promptly as practicable after a determination is made that a Restricted Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Restricted Share Awards. The Committee shall maintain records as to all grants of Restricted Share Awards under the Plan.

         (c) EARNING SHARES. Unless the applicable Award Agreement otherwise provides, Shares subject to Restricted Share Awards shall be earned and become non-forfeitable by a Participant according to the schedule set forth in Section 6(f), provided the Participant is a director, officer, employee or consultant on the scheduled vesting date.

         (d) ACCRUAL OF DIVIDENDS. Whenever Restricted Shares are paid to a Participant under this Plan, the Participant shall also be entitled to receive, with respect to each Restricted Share paid, an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock between the date the relevant Restricted Share Award was initially granted to such Participant and the date the Restricted Shares are being distributed. The Committee may also, in its discretion distribute an appropriate amount of net earnings, if any, with respect to any cash dividends paid between the grant date of the Restricted Share Award and the distribution date of the Restricted Shares.

         (e)      DISTRIBUTION OF RESTRICTED SHARES.

                  (i) TIMING OF DISTRIBUTIONS; GENERAL RULE. Except as otherwise expressly stated in this Plan, the Committee shall distribute Restricted Shares and accumulated dividends and interest to the Participant or his beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

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                  (ii)     FORM OF DISTRIBUTION. The Committee shall distribute
all Restricted Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Restricted Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

         (f) DEFERRAL ELECTIONS. If expressly authorized in an Award Agreement a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974, as amended) may irrevocably elect, at any time at least 12 months prior to the date on which a Participant becomes vested in any shares subject to his or her Restricted Share Award, to defer the receipt of all or a percentage of the Restricted Shares that would otherwise be transferred to the Participant upon the vesting of such Award pursuant to SECTION 11 of this Plan. If such an election is made, the Restricted Shares shall be credited to the Participant's account as Deferred Shares on the date such Restricted Shares would otherwise have been distributed to the Participant.

11.      Deferred shares.

         (a) ELECTIONS TO DEFER. The Committee may, in its discretion, authorize any Participant who is a director, consultant, or member of a select group of management or highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974, as amended) to irrevocably elect to forego the receipt of cash compensation and in lieu thereof to have the Company credit Deferred Shares to an account payable to the Participant. Each election shall take effect five business days after its delivery to the Committee, unless in the meantime the Committee sends the Participant a written notice explaining why the election is invalid. Notwithstanding the foregoing sentence, elections shall be ineffective with respect to any compensation that a Participant earns before the date on which the Committee receives the election.

         (b) CASH EARNINGS ON DEFERRED SHARES. On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's account a number of Deferred Shares having a value equal to the sum of any cash dividends paid on Deferred Shares previously credited to the Participant's account. The Committee shall hold each Participant's Deferred Shares until distribution is required pursuant to subsection (c) hereof.

         (c) DISTRIBUTIONS OF DEFERRED SHARES AND EARNINGS. The Committee shall distribute a Participant's Deferred Shares in five substantially equal annual installments that are paid before the last day of each of the five fiscal years of the Company that end after the date on which the Participant's continuous service terminates, unless the Participant has properly elected a different form of distribution pursuant to an election (on a Form that the Committee approves) that the Committee receives either more than 90 days before an Accelerating Event or more than one year before the date on which the Participant's continuous service terminates for any reason.

         (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's election hereunder, in the event the Participant suffers an unforeseeable hardship within the contemplation of this subsection, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the

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Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

         (e) RIGHTS TO DEFERRED SHARES. A Participant may not assign his or her claim to Deferred Shares during his or her lifetime. A Participant's right to Deferred Shares shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

12.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock or shares of Common Stock issuable upon conversion of any preferred stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan, the number of Shares subject to the Award, and the Exercise Price, if any, shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Awards; provided, however, that for any Incentive Stock Options, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate Fair Market Value (as determined under SECTION 6(B)) of the shares subject to any Options immediately after such event over the aggregate Option price of such shares is not more than the excess of the aggregate Fair Market Value of all shares subject to such Options immediately before such event over the aggregate Option price of such shares.

         Adjustments under this Section shall be made by the Board or the Committee.

13.      NON-TRANSFERABILITY

         An Award granted to a Participant under the Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder; or (iv) as otherwise determined by the Board or the Committee. In the case of an Option intended to be an Incentive Stock Option, such Option shall not be transferable by a Participant other than by will or the laws of descent and distribution and during the Participant's lifetime shall be exercisable only by him or her. Unless otherwise provided in an Award Agreement, a Participant also may give an Award that is not an Incentive Stock Option to an immediate family member, to a partnership or trust solely benefiting the

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Participant or immediate family members, or to an inter vivos trust or testamentary trust from which the Award (or the Award proceeds) will be transferred after the Participant's death. An immediate family member is a Participant's natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law. A transfer shall not relieve a Participant from his or her obligations under this Plan or the applicable Award Agreement with respect to the transferred Award or Award proceeds.

14.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be issued pursuant to an Award until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the North Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange (including the NASDAQ National Market) on which the Common Stock may, at the time, be listed.

         A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by such Award until the date of the issuance of a stock certificate such Participant or transferee for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in SECTIONS 10(C), 11(B), and 12 hereof.

         In the case of an Award acquired by a person or estate by bequest or inheritance, the Board or the Committee may require reasonable evidence as to the ownership of the Award and may require such consents and releases of taxing authorities as it may deem advisable before issuing shares thereunder.

15.      NO RIGHT TO EMPLOYMENT

         Neither the adoption of the Plan, nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Participant the Plan any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under the Plan at any time with or without assigning a reason therefore, to the same extent as the Company might have done if the Plan had not been adopted.

16.      AGREEMENT BY PARTICIPANT REGARDING WITHHOLDING TAXES

         (a) No later than the date of exercise of any Option or Stock Appreciation Right, or the distribution of Shares to a Participant pursuant to a Restricted Share or Deferred Share Award, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld, and may satisfy minimum withholding consequences through the surrender of shares subject to the Award; and


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         (b)      The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to an Award.

17.      AMENDMENT AND TERMINATION OF THE PLAN; MODIFICATION OF AWARDS

         (a) The Board may at any time and from time to time suspend, terminate, modify or amend the Plan, provided that any amendment that requires stockholder approval under applicable law shall be contingent on such approval. Except as provided in SECTION 6(F) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted unless the written consent of the Participant is obtained.

         (b) The Committee may modify an Award, provided that no modification to such Award shall materially reduce the participant's rights or materially increase the participant's obligations as determined by the Committee.

18.      EFFECTIVE DATE OF THE PLAN

         The Plan was adopted by the Board on April 20, 1999 and shall be effective for ten (10) years from the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders, after which time no Award shall be granted, but such termination shall not affect any Award previously granted under the Plan.


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19.      STOCK CERTIFICATE LEGEND

         Each stock certificate issued for Options intended to be Incentive Stock Options shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED PURSUANT TO A STOCK OPTION PLAN AND WERE INTENDED TO BE A QUALIFIED OPTION AS SET FORTH IN SECTION 422 OF THE INTERNAL REVENUE CODE. IF THESE SHARES ARE TRANSFERRED OR SOLD PRIOR TO _______________, ________, YOU ARE REQUIRED TO NOTIFY THE CORPORATION'S HUMAN RESOURCES DEPARTMENT AT
         (910) ________________.


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